Reserve	12 Months Ended
Dec. 31, 2022
Disclosure of Classes of Reserve Explanatory [Abstract]
RESERVE
33.	RESERVE

Statutory surplus reserve

As stipulated by the relevant laws and regulations applicable to China’s foreign investment enterprises, the Company’s PRC subsidiaries are required to maintain a statutory surplus reserve which is non-distributable. Appropriations to such reserve are made out of net profit after tax of the statutory financial statements of the PRC subsidiaries at the amounts determined by their respective boards of directors annually up to 50% of authorized capital, but must not be less than 10% of the net profit after tax.

The statutory surplus reserve can be used for making up losses of the group entities in Mainland China, if any. The statutory surplus reserve may also be used to increase capital or to meet unexpected or future losses. The statutory surplus reserve is non-distributable other than upon liquidation.

The statutory surplus reserve of the Group amounts to nil and $6,084,836 at December 31, 2022 and 2021, respectively. The statutory surplus reserve of the Group as at December 31, 2021 is related to Hongri Fujian and Anhui Kaixin, which were both disposed in 2022.

Revaluation reserve

Revaluation reserve as of December 31, 2022 and 2021 are nil and $184,272, respectively. The balance as of December 31, 2021 is comprised of the surplus or deficit arising from the revaluation of the Company’s fixed assets of Hongri Fujian and Anhui Kaixin, which were both disposed in 2022.

Retained profits/ (accumulated deficits)

The retained profits/(accumulated deficits) comprise the cumulative net gains and losses recognized in the Company’s income statement.

Foreign currency translation reserve (other comprehensive income)

Foreign currency translation reserve represents the foreign currency translation difference arising from the translation of the financial statements of companies within the Group from their functional currency to the Group’s presentation currency.